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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                October 22, 2004



                           COLUMBIA SPORTSWEAR COMPANY
             (Exact name of registrant as specified in its charter)



            OREGON                        0-23939                93-0498284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



                       14375 NORTHWEST SCIENCE PARK DRIVE
                             PORTLAND, OREGON 97229
                    (Address of principal executive offices)

                                 (503) 985-4000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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
ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 22, 2004, the board of Columbia Sportswear Company (the "Company") authorized and directed the appropriate officers of the Company to enter into indemnity agreements with the Company's executive officers and other specified key employees.

         Under the agreements, the Company will indemnify these officers and key employees to the full extent allowed under Oregon law if the officer or key employee is made a party, or threatened to be make a party, to any proceeding because he or she is or was a director or officer or key employee of the Company or because he or she was serving in another specified capacity at the request of the Company. The agreements also provide for the advance of expenses to the indemnified person.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COLUMBIA SPORTSWEAR COMPANY



Date:    October 28, 2004            By:  /s/ PETER J. BRAGDON
                                        ----------------------------------------
                                     Name:    Peter J. Bragdon
                                     Title:   Vice President and General Counsel